                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant   [x]
Filed by a party other than the registrant   [  ]

Check the appropriate box:
[ ] Preliminary proxy statement     [ ] Confidential, for use of the Commission
[x] Definitive proxy statement          only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive additional materials
[ ] Soliciting material under Rule
    14a-12.

                        SOURCE INTERLINK COMPANIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)      Title to each class of securities to which transaction
                  applies:
                          ------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                  ----------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         (5)      Total fee paid:
                                 -----------------------------------------------

[ ]      Fee paid previously with preliminary materials.
                                                        -----------------------

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                           ------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                                                                 --------------
         (3)      Filing Party:
                                 ----------------------------------------------
         (4)      Date Filed:
                               ------------------------------------------------

                        SOURCE INTERLINK COMPANIES, INC.
                     27500 Riverview Center Blvd., Suite 400
                          Bonita Springs, Florida 34134

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

To the Shareholders of                                              June 6, 2003
Source Interlink Companies, Inc.:                            St. Louis, Missouri

The Annual Meeting of the Shareholders of Source Interlink Companies, Inc. will be held on Tuesday, July 22, 2003 commencing at 10:00 a.m. Eastern Daylight Savings Time at the executive offices of the Company at 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134, for the following purposes:

         1. To elect three Class II directors to each serve a three-year term until each director's successor has been elected and qualified; and,

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on May 23, 2003, will be entitled to vote at the meeting. A list of all shareholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available at the principal office of Source Interlink Companies, Inc., 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134, during usual business hours, for examination by any shareholder for any purpose germane to the annual meeting for 10 days prior to the date thereof. The list of shareholders will also be available at the meeting for examination at any time during the meeting.

A copy of the Company's 2003 Annual Report accompanies this notice.

                                        By Order of the Board of Directors

                                        /s/ Marc Fierman

                                        Marc Fierman
                                        Secretary

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                        SOURCE INTERLINK COMPANIES, INC.
                     27500 Riverview Center Blvd., Suite 400
                          Bonita Springs, Florida 34134
                                 (239) 949-4450

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       FOR
                       2003 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

The enclosed form of proxy is solicited by and on behalf of the Board of Directors of Source Interlink Companies, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, July 22, 2003 in the executive offices of the Company at 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134 commencing at 10:00 a.m. Eastern Daylight Savings Time and at any adjournments thereof. Each shareholder giving the proxy has the power to revoke it any time before it is exercised by notice in writing to the Secretary of the Company at the Company's principal executive offices at 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134, by properly submitting to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person (attendance at the meeting will not, in and of itself, revoke the proxy). All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the accompanying proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not anticipate that any other matters will be raised at the Annual Meeting.

This Proxy Statement and form of proxy card, together with the Company's 2003 Annual Report were first mailed to shareholders of the Company on or around June 6, 2003. The solicitation of proxies is being made primarily by the use of the mail. The cost of preparing and mailing this Proxy Statement and accompanying materials, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph or personally by officers and employees of the Company and its subsidiaries, will be borne by the Company.

Only shareholders of record at the close of business on May 23, 2003, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournments thereof. On May 23, 2003, the Company had issued and outstanding 18,282,231 shares of Common Stock. Each outstanding share is entitled to one vote on each matter to be voted on at the Annual Meeting of Shareholders. Shareholders do not have the right to cumulate their votes in the election of directors. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting of Shareholders. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the calculation of shares entitled to vote. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the inspectors of election appointed by the Board for the meeting.

                                   PROPOSAL 1
                      ELECTION OF THREE CLASS II DIRECTORS
        INFORMATION ABOUT THE NOMINEES AND DIRECTORS CONTINUING IN OFFICE

The Company's Articles of Incorporation and Bylaws currently authorize a Board of Directors consisting of not less than three (3) nor more than nine (9) directors, and authorize the directors to increase or decrease the number of directors comprising the Board of Directors by resolution adopted by the affirmative vote of a majority of the Board of Directors. Currently, the number of directors has been fixed at eight. The Company's Articles of Incorporation and Bylaws provide for three classes of directorships serving staggered three-year terms such that approximately one-third of the directors are elected at each annual meeting of shareholders. Each member of the Board of Directors of the Company serves in such capacity for a three-year term or until a successor has been elected and qualified, subject to earlier resignation, removal or death. The terms of the current Class I and Class III directors expire in 2005 and 2004, respectively. The Board of Directors has nominated Harry L. "Terry" Franc III, Kenneth F. Teasdale and Allan R. Lyons, who are currently Class II directors, for election to each serve a three-year term expiring at the annual meeting of shareholders in 2006. The following table sets forth certain information concerning Messrs. Franc, Teasdale and Lyons, as well as those directors who are continuing in office.

                        NOMINEES FOR DIRECTOR - CLASS II
                   (TO BE ELECTED TO SERVE A THREE-YEAR TERM)

                                                                                                 DIRECTOR
     NAME                          AGE                POSITION                                    SINCE
     ----                          ---                --------                                   --------
Harry L. "Terry" Franc, III        67                 Director                                     1995
Kenneth F. Teasdale                68                 Director                                     2000
Allan R. Lyons                     62                 Director                                     2003

Harry L. "Terry" Franc, III, has been a director of the Company since it commenced operations in May 1995. Mr. Franc is one of the founders of Bridge Information Systems, Inc. ("BIS"), a global provider of information services to the securities industry and of BIS's subsidiary, Bridge Trading Company ("BTC"), a registered broker-dealer and member of the New York Stock Exchange. Mr. Franc has been Executive Vice President of BTC for more than 20 years and for more than 20 years prior to 1995, served as a director and an Executive Vice President of BIS. Mr. Franc is a member of the National Organization of Investment Professionals. He is a director of TV House, Inc. and of the St. Louis Community Foundation.

Kenneth F. Teasdale has served as a director of the Company since March 2000. Mr. Teasdale has been the Chairman of Armstrong Teasdale LLP, a Missouri-based law firm, since 1993 and before that was Managing Partner from 1986 to 1993. He has been associated with Armstrong Teasdale since 1964. Prior thereto, Mr. Teasdale served as General Counsel to the Democratic Policy Committee of the United States Senate beginning in 1962. In that position, he also served for three years as Legal Assistant to the Majority Leader of the United States Senate. Mr. Teasdale is Chairman of the Board of Regents for St. Louis University, Member of the Board of Trustees for the St. Louis Science Center, member of the Board of Directors for the United Way of Greater St. Louis, member of the Board of Trustees for St. Louis University and member of the Board of Trustees for the St. Louis Art Museum.

Allan R. Lyons, joined the Company as a director in March, 2003. Mr. Lyons is the founder and sole member of 21st Century Strategic Investment Planning, LC, a managing partner of both Lyonshare Venture Capital and Vestal Venture Capital, which invest in private placements of both public and private companies, including the Company. He is a member of the Board of Directors of Eco Soil Systems, Inc., a San Diego, CA- based developer of proprietary biological and chemical agricultural products; Ambanc Holding Company, Inc., a $700 million thrift based in Amsterdam, NY; and Franklin Credit Management Corp., a specialty consumer finance and asset management company based in New York, NY. In late 1999, Mr. Lyons retired from Piaker & Lyons, a diversified CPA firm where he specialized in taxes, estate and financial planning. Before becoming Chairman and CEO of Piaker & Lyons in 1994, Mr. Lyons had been a partner of the firm since 1968.

The Board of Directors recommends that shareholders vote "FOR" the election of Messrs. Franc, Teasdale and Lyons to the Company's Board of Directors.

                    DIRECTORS CONTINUING IN OFFICE - CLASS I
                            (TERMS EXPIRING IN 2005)

                                                                                                 DIRECTOR
     NAME                 AGE                         POSITION                                    SINCE
     ----                 ---                         --------                                   --------
Aron Katzman              65                          Director                                     1995
Randall S. Minix          53                          Director                                     1995
James R. Gillis           50            President and Chief Operating Officer                      2000

Aron Katzman has served as a director of the Company since it commenced operations in May 1995. Mr. Katzman was a founder of Medicine Shoppe International, Inc. (Nasdaq) and served on its Board of Directors until it was purchased by Cardinal Health (NYSE) in 1994. Until its sale in May 1994, Mr. Katzman served as the Chairman and Chief Executive Officer of Roman Company, a manufacturer and distributor of fashion custom jewelry. Mr. Katzman is a member of the board of directors of Foto, Inc. Presently, Mr. Katzman is Chairman and Chief Executive Officer of Decorating Den of Missouri.

Randall S. Minix has served as a director of the Company since it commenced operations in May 1995. As of March 1, 2001, Mr. Minix became the Chief Financial Officer of South Atlantic Lumber Industries in Greensboro, North Carolina. For more than five years prior thereto, Mr. Minix had been the managing partner of Minix, Morgan & Company, L.L.P., an independent accounting firm headquartered in Greensboro, North Carolina.

James R. Gillis became President of the Company in December 1998, was appointed as a director of the Company in March 2000 and became President and Chief Operating Officer in August 2000. Prior thereto, he served as the President and Chief Executive Officer of Brand Manufacturing Corporation.

                   DIRECTORS CONTINUING IN OFFICE - CLASS III
                            (TERMS EXPIRING IN 2004)

                                                                                                 DIRECTOR
     NAME                 AGE                         POSITION                                    SINCE
     ----                 ---                         --------                                   --------
S. Leslie Flegel          65            Chairman and Chief Executive Officer                       1995
Robert O. Aders           76                          Director                                     1999

S. Leslie Flegel has been the Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in March 1995. For more than 14 years prior thereto, Mr. Flegel was the principal owner and Chief Executive Officer of Display Information Systems Company ("DISC"), a predecessor of the company. S. Leslie Flegel is the father of Jason S. Flegel, an Executive Vice President of the Company.

Robert O. Aders was appointed as a director in March 1999. He is Chairman and Chief Executive Officer of the Advisory Board, Inc. (an international consulting organization) and a member of the Board of Directors of Food Marketing Institute, where he served as President and CEO from its founding in 1976 until his retirement in 1993. Mr. Aders was the Acting Secretary of Labor in the Ford administration, is a former advisor to the White House Office of Emergency Preparedness and has served on the U.S. Wage and Price Commission and as a Vice Chairman of the National Business Council for Consumer Affairs. From 1970 to 1974, Mr. Aders was Chairman of the Board of the Kroger Company, where he served in various executive positions beginning in 1957. Mr. Aders is also a member of the Board of Directors of Coinstar, Inc., Spar Group, Inc. and Telepanel Systems, Inc.

The Board held 12 meeting during the 2003 fiscal year. All directors attended more than 75% of the total number of meetings of the Board of Directors and its committees on which he served during the 2003 fiscal year.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has established an Audit Committee and a Compensation Committee

o The Audit Committee provides independent review and oversight of the Company's accounting and financial reporting processes, internal controls and independent auditors. Moreover, the Audit Committee provides a forum separate from management in which auditors and other interested parties can candidly discuss concerns. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the public accounting firm that performs the annual audit of the Company's financial statements. The Audit Committee operates under a written charter that was initially adopted by the Board in June 2000 and that is annually reviewed by the Audit Committee. In April 2003, the charter was revised and approved by the Board. A copy of the revised charter, as approved by the Board, is attached to this Proxy Statement as Appendix A. Only those directors who are "independent" as that term is defined by the U. S. Securities and Exchange Commission and the Nasdaq National Market are permitted to serve on the Audit Committee. Presently, Messrs. Minix, Katzman and Lyons serve on the Audit Committee. The Audit Committee held six meetings during the 2003 fiscal year.

o The Compensation Committee has been given the responsibility of reviewing the compensation of the Company's Chairman and Chief Executive Officer, consulting with the Chief Executive Officer concerning the compensation of other Company executives and key employees, and administering and determining the awards to be granted under the Company's stock-based incentive plans. Messrs. Katzman, and Teasdale currently serve on the Compensation Committee. During the 2003 fiscal year, this Committee held three meetings.

                                COMMITTEE REPORTS

REPORT OF THE AUDIT COMMITTEE.

The Audit Committee is responsible for reviewing and monitoring the Company's accounting and financial reporting practices. The Audit Committee also assesses the qualifications and independence of the accountants engaged to perform the annual audit of the Company's financial statements, the performance of the Company's internal accounting and financial reporting staff, and the company's compliance with legal and regulatory disclosure requirements. In performing its duties, the Audit Committee meets regularly with representatives of the Company's management and independent auditors concerning the matters within the Committee's authority and responsibility, including the overall scope and plan for the annual audit of the Company's financial statements. The Company's independent auditors report directly to the Audit Committee and have direct access to Committee members.

Management is responsible for the preparation, integrity and fair presentation of the Company's consolidated financial statements and related financial information. Management is also responsible for establishing and maintaining a system of internal controls designed to provide reasonable assurance to the Company's management and Board of Directors regarding the preparation of reliable published financial statements. In fulfilling its responsibilities, the Audit Committee reviewed with management the Company's audited consolidated financial statements for the fiscal year ended January 31, 2003 and discussed the quality, not just the acceptability, of the Company's reporting and accounting practices.

The independent accountants are responsible for expressing an opinion on the conformity of the audited consolidated financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants the results of their examinations and their evaluations of the Company's internal controls. The Audit Committee also reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's financial reporting and discussed the matters described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee discussed with the independent auditors their independence from management and the Company, and reviewed the independent auditor's written disclosures required by Independence Standards board Standard No. 1, "Independence Discussions with Audit Committees."

In addition to conducting the audit of the Company's consolidated financial statements, the independent accountants provided other non-audit related services to the Company during 2003 fiscal year. The Audit Committee reviewed the non-audit related services provided by the independent auditors and determined that the provision of those services is compatible with the maintenance of their independence from management and the Company. The Audit Committee must pre-approve all audit and non-audit services to be performed by the independent auditors, subject to de minimus exceptions for non-audit services that are approved by the Audit Committee prior to completion of the audit. The Audit Committee also reviews with the Company's Chief Executive Officer and Chief Financial Officer the processes by which such officers make certifications required by the Sarbanes-Oxley Act of 2002.

The Board accepted the Audit Committee's recommendation that the audited consolidated financial statements for the fiscal year ended January 31, 2003 be included in the Annual Report on form 10-K for filing with the U.S. Securities and Exchange Commission. The Board also accepted the Audit Committee's recommendation that the Company's independent auditors, BDO Seidman LLP, be reappointed for the 2004 fiscal year.

                               THE AUDIT COMMITTEE

RANDALL S. MINIX                  ARON KATZMAN                   ALLAN R. LYONS


REPORT OF THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

General The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee") which is composed of Messrs. Katzman and Teasdale.

The Company's executive compensation policy is designed and administered to provide a competitive compensation program that will enable the Company to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The Company's compensation policy is based on the principle that the financial rewards to the executives should be aligned with the financial interests of the stockholders by striving to create a suitable long-term return on their investment through earnings from operations and prudent management of the Company's business and operations.

The Company's executive compensation strategy consists of salary and incentive compensation. The following is a summary of the policies underlying each element.

Annual Compensation The annual compensation salary for individual executive officers of the Company is based upon the level and scope of the responsibility of the office, the pay levels of similarly positioned executive officers among companies competing for the services of such executives and a consideration of the level of experience and performance profile of the particular executive officer. Based upon its review and evaluation, the Committee makes a recommendation to the Board of Directors of the salary to be paid to each executive officer.

Long Term Incentive Compensation The Committee believes that long-term incentive compensation is the most effective way of tying executive compensation to increases in stockholder value. The Committee utilizes both cash- and stock-based awards, thereby providing a means through which executive officers will be given incentives to continue high quality performance with the Company over a long period of time while allowing such executive officers to build a meaningful investment in the Company's Common Stock.

The Compensation Committee has for many years used stock options as long-term incentives for executives and other key employees. Stock options are used because they directly relate the amounts earned by executives and other key employees to the amount of appreciation realized by the Company's shareholders over comparable periods. The Company's stock option plans give the Committee the ability to grant options having an exercise period of up to ten years and to impose a vesting schedule that restricts exercise of the options based on achievement of specified performance goals or tenure with the Company.

The Committee considers stock option awards on an annual basis in April. In determining the amount of options awarded, the Committee generally establishes a level of award based on the position held by the individual and his or her level of responsibility, both of which reflect the ability of the executive or other key employee to influence the Company's long-term performance. The number of options previously awarded to and held by executives is also reviewed but is not an important factor in determining the size of the current award. The number of options actually awarded in any year may be increased or decreased based on an evaluation of the individuals performance, but the Committee does not use any particular corporate or business units performance measures in determining the size of stock option grants to individual executives or other key employees.

Compensation of Chief Executive Officer The compensation of the Company's chief executive officer is composed of the same elements as those composing the compensation of the Company's other executive officers. Mr. Flegel's salary for the 2003 fiscal year, as specified by the provisions of the employment agreement executed in February 2001, was $500,000. The employment agreement also provides for the payment of an annual bonus, one-half of which is required to be paid in the event specified performance goals are achieved and the other one-half of which may be awarded in such amount as the Committee may determine. The Committee compared the results of the Company's operations during the 2003 fiscal year against the specified performance goals and determined that no bonus was required to be paid under the terms of the employment agreement; however, in reviewing the leadership provided by Mr. Flegel in the Company's relocation to its new world wide headquarters and related consolidation of operations, the Committee determined that the award of a $250,000 discretionary bonus was warranted. The Committee believes that Mr. Flegel's compensation is competitive within the industry and, when combined with Mr. Flegel's substantial ownership of the Company's Common Stock, provides incentives for performance that are aligned with the financial interests of the stockholders of the Company.

                           THE COMPENSATION COMMITTEE

           ARON KATZMAN                                KENNETH F. TEASDALE


DIRECTOR COMPENSATION

         Under the Company's present policy, each director of the Company who is not also an employee receives $25,000 annually payable quarterly in either cash or shares of Common Stock valued at 90% of the last reported sale price on the date of grant as of the payment date. Directors also annually receive options to purchase 10,000 shares of Common Stock at an exercise price equal to the last reported sale price on the date of grant. Directors are also entitled to be reimbursed for expenses incurred by them in attending meetings of the Board and its committees.

               SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                           AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of May 23, 2003, certain information concerning the ownership of Common Stock (1) by each person who is known to the Company to own beneficially 5.0% or more of the outstanding Common Stock, (2) by each director and current executive officer named in the compensation table and
(3) by all directors and executive officers as a group. As of May 23, 2003, there were 18,282,231 shares of Common Stock outstanding.

                                                                          BENEFICIAL OWNERSHIP
 NAME AND ADDRESS                                                 -----------------------------------
OF BENEFICIAL OWNER                                               NUMBER OF SHARES(1)         PERCENT
-------------------                                               -------------------         -------

Jonathan J. Ledecky                                                    2,640,000               14.4%
  901 15th Street NW, Suite 950
  Washington, D.C.  20005

FMR Corporation                                                        1,818,100                9.9%
  82 Devonshire Street
  Boston, Massachusetts, 02109

S. Leslie Flegel                                                       2,215,170(2)            11.3%
  27500 Riverview Center Blvd, Suite 400
  Bonita Springs, Florida 34134

James R. Gillis                                                         596,501(2)             3.2%
  27500 Riverview Center Blvd, Suite 400
  Bonita Springs, Florida 34134

Allan R. Lyons                                                          474,037                2.6%
   5653 NW 38th Avenue
   Boca Raton, Florida 33496

Monte Weiner                                                            472,002(2)             2.5%
  27500 Riverview Center Blvd, Suite 400
  Bonita Springs, Florida 34134

Aron Katzman                                                            340,967(2)             1.9%
  10 Layton Terrace
  St. Louis, Missouri 63124

Jason S. Flegel                                                         214,082(2)             1.2%
  27500 Riverview Center Blvd, Suite 400
  Bonita Springs, Florida 34134

Harry L. Franc, III                                                     124,994(2)               *
  19 Briarcliff
  St. Louis, Missouri 63124

Robert O. Aders                                                          72,678(2)               *
  132 S. Delancey Place
  Atlantic City, New Jersey  08401

Randall S. Minix                                                        104,114(2)               *
  5502 White Blossom Drive
  Greensboro, North Carolina 27410

Kenneth F. Teasdale                                                      69,494(2)               *
  33 Kingsbury Place
  St. Louis, Missouri  63112

Marc Fierman                                                             38,689(2)               *
  27500 Riverview Center Blvd, Suite 400
  Bonita Springs, Florida 34134

All directors and executive                                           4,722,728(2)            22.3%
officers as a group  (11 persons)

------------------------
     *Less than 1%

(1) Under the rules of the U.S. Securities and Exchange Commission, the shares of the Company's Common Stock which a person has the right to acquire within 60 days after May 23, 2003 in connection with the exercise of stock options and warrants are deemed to be outstanding for the purpose of computing beneficial ownership and the percentage of ownership of that person.

(2) Includes shares issuable under options presently exercisable or exercisable on or before July 22, 2003, in the amounts following each respective beneficial owner: S. Leslie Flegel - 1,335,000 shares; James R. Gillis - 568,000 shares; Monte Weiner - 435,334 shares; Jason S. Flegel - 213,091 shares; Marc Fierman - 38,689; Aron Katzman - 50,000 shares; Harry L. Franc, III - 60,000 shares; Robert O. Aders - 72,678 shares; Randall S. Minix - 60,000 shares; and Kenneth
F. Teasdale - 30,000.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Form 5 and amendments thereto, or written representations that no Form 5 is required, all executive officers and directors of the Company timely filed with the Securities and Exchange Commission all reports required by Section 16(a) of the Securities Exchange Act of 1934.


                               EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are not also directors of the Company:

NAME                                AGE     POSITION
----                                ---     --------
Marc Fierman                        42      Chief Financial Officer
Jason S. Flegel                     36      Executive Vice President
Monte Weiner                        52      Executive Vice President

MARC FIERMAN has served as Chief Financial Officer since November 2002. Prior thereto, he served as Vice President of Finance (July 2001-November 2002) and Vice President of Finance--Display Division (March 1999-June 2001). From April 1997 to February 1999, Mr. Fierman served as the chief financial officer of Brand Manufacturing Corp., which was acquired by the Company in January 1999.

JASON S. FLEGEL has served as Executive Vice President since June 1996. Prior thereto, and since the Company's inception in March 1995, he served as Vice President -- Western Region. For more than two years prior thereto, Mr. Flegel was an owner and the Chief Financial Officer of DISC. Jason S. Flegel is the son of S. Leslie Flegel.

MONTE WEINER has served as Executive Vice President and Chief Operating Officer of In-Store Services since February, 2002. From August 2000 to February 2002, he served as President and Chief Executive Officer - Source Display. Prior thereto, Mr. Weiner served as Executive Vice President and Chief Executive Officer - Source Display from September 1999 until May 2000. For more than 15 years prior thereto, Mr. Weiner served as President of TCE Corporation and Secretary and Treasurer of Brand Manufacturing Corp.

EXECUTIVE COMPENSATION

The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the named executive officers, in the fiscal years indicated, for all services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                                           ------------------------------ ------------------------------
                                                                             RESTRICTED     SECURITIES       ALL OTHER
       NAME OF PRINCIPAL           FISCAL                                      STOCK        UNDERLYING     COMPENSATION
            POSITION                YEAR     SALARY ($)      BONUS ($)      AWARD(S) ($)    OPTIONS (#)       ($) (b)
--------------------------------- -------- -------------- --------------- --------------- -------------- ---------------

S. Leslie Flegel                    2003        535,704        250,000             --                --          5,000
  Chief Executive Officer           2002        455,000        200,000             --           450,000          4,250
                                    2001        455,000        359,217             --                --          4,250

James R. Gillis                     2003        404,990        250,000         92,400(a)             --          5,000
  President & Chief Operating       2002        350,000        250,000             --           250,000          4,250
  Officer                           2001        300,000        250,000             --           200,000          4,250

Monte Weiner                        2003        345,002        150,000         92,400(a)             --          5,000
  Executive Vice President &        2002        300,000        150,000             --           200,000          4,250
  CEO - In-Store Services           2001        241,000        250,000             --           200,000          4,250

Jason S. Flegel                     2003        241,666             --             --                --          5,000
  Executive Vice President          2002        204,000             --             --           131,000          4,250
                                    2001        155,000         50,000             --            50,000          4,250

Marc Fierman                        2003        183,654          5,000             --            55,000          4,685
  Chief Financial Officer           2002        160,386             --             --             5,356          4,010
                                    2001        160,254             --             --            20,000          4,175

---------------
(a) At the end of the 2003 fiscal year, Messrs. Gillis and Weiner each held 20,000 shares of restricted stock having a value of $91.200. Dividends will be paid with respect to the reported shares of restricted stock, if any, when paid with respect to the outstanding shares of common stock generally. The Company does not intend to pay any dividends on its common stock and is prohibited from doing so under its currently effective credit arrangements.

(b) Amounts represent matching contribution made by the Company to the executive officer's account under the Company sponsored savings and retirement plan established under Section 401(k) of the Internal Revenue Code of 1986, as amended.

                       OPTIONS GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                       % OF TOTAL                                  POTENTIAL REALIZABLE VALUE AT
                        NUMBER OF      OPTIONS                                        ASSUMED ANNUAL RATES OF
                        SECURITIES     GRANTED TO                                    STOCK PRICE APPRECIATION
                        UNDERLYING     EMPLOYEES     EXERCISE OR                          FOR OPTION TERM
                        OPTIONS        IN FISCAL     BASE PRICE   EXPIRATION     ----------------------------------
NAME                    GRANTED #      YEAR          ($/SH)       DATE                5% ($)           10% ($)
----------------------- -------------- ------------- ------------ -------------- ----------------- ----------------

Marc Fierman                5,000 (3)      .5%          5.02         3-27-12               15,785           40,003
Marc Fierman               40,000 (1)      4.3%         4.48         5-20-12              112,698          285,599
Marc Fierman               10,000 (2)      1.1%         4.48         5-20-12               28,174           71,400


(1) Options were granted March 27, 2002 and vest 33.33% immediately, 33.33% on March 27, 2003 and the remainder March 27, 2004.

(2) Options were granted May 20, 2002 and were exercisable immediately.

(3) Options were granted May 20, 2002 and 8,000 were exercisable immediately and 2,000 vest on May 20, 2003.



                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                                        VALUE OF UNEXERCISED
                       SHARES                     NUMBER OF UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT FISCAL
                     ACQUIRED ON       VALUE          AT FISCAL YEAR END (#)                YEAR END ($)
      NAME          EXERCISE (#)    REALIZED ($)    EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
------------------ ---------------- ------------- ------------------------------- ---------------------------------

S. Leslie Flegel          -              -             1,135,000 / 200,000                 10,500/ 21,000
James R. Gillis           -              -               568,000 / 16,667                  32,667/ 5,833
Marc Fierman              -              -               38,689 / 41,667                     800/ 3,200
Monte Weiner              -              -               416,667 / 50,000                 33,833 / 11,667
Jason Flegel              -              -               163,091 / 87,000                  64,421/ 21,617

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

In February 2001, the Company entered into an employment agreement with S. Leslie Flegel, which expires January 31, 2004. Under the agreement, Mr. Flegel serves as the Chairman of the Board and Chief Executive Officer of the Company for an initial annual base rate of compensation (the "Base Compensation") of $425,000. For the fiscal years beginning February 1, 2002 and February 1, 2003, the Base Compensation was increased to $500,000. Mr. Flegel is also entitled to receive an annual bonus ("Annual Bonus") of up to 100% of his Base Compensation, 50% of which is based on the achievement of specified financial objectives and 50% of which is awardable by the Compensation Committee in its discretion. In the event the employment of Mr. Flegel with the Company is terminated for reasons other than for cause, permanent disability or death or there occurs a significant reduction in the position, duties or responsibilities thereof (a "Termination") following a "Hostile Change of Control" (as defined in the employment agreement), Mr. Flegel will be entitled to a Severance Bonus equal to the sum of (i) the aggregate of the Base Compensation that would be earned by Mr. Flegel had he remained in The Source's employ from the date of such termination until January 31, 2004 (the "Remaining Term") and (ii) an amount equal to the aggregate Annual Bonus Mr. Flegel would have earned for the Remaining Term if all criteria for payment of the Annual Bonus were achieved at maximum levels for each of the periods within the Remaining Term. Mr. Flegel also has agreed to refrain from disclosing information confidential to the Company or engaging, directly or indirectly, in the rendering of services competitive with those offered by the Company during the term of his employment and for one year thereafter, without the prior written consent of the Company and will receive $250,000 in consideration.

In August 2000, the Company entered into an employment agreement with James R. Gillis, which expires January 30, 2006 (subject to renewal). The employment agreement provides that Mr. Gillis serves as President of the Company and receives annual base compensation of $385,000. In addition, Mr. Gillis is entitled to receive a guaranteed bonus of $250,000 for each fiscal year through 2006 as long as he is an employee of the Company at the agreed upon date of payment. Mr. Gillis may also receive a discretionary bonus of $100,000 each fiscal year at the discretion of the Compensation Committee. In the event the employment of Mr. Gillis is terminated for reasons other than cause, permanent disability or death, Mr. Gillis will be entitled to receive the remainder of his base salary and benefits for the balance of the term of the agreement. Mr. Gillis agreed to refrain from disclosing information confidential to the Company during the term of the employment agreement and agreed not to engage, directly or indirectly, in the rendering of services competitive with those offered by the Company during the term of his employment and for two years thereafter.

In August 2000, the Company entered into an employment agreement with Monte Weiner, which expires July 31, 2003 (subject to renewal). Under the employment agreement Mr. Weiner serves as Executive Vice President of the Company and Chief Executive Officer of In-Store Services and Manufacturing and receives annual base compensation of $300,000. In addition, Mr. Weiner is entitled to receive a guaranteed bonus of $150,000 for each of fiscal 2001, 2002 and 2003, as long as he is an employee of the Company at the agreed upon date of payment. Mr. Weiner may also receive a discretionary bonus of $100,000 for each of fiscal 2001, 2002 and 2003 at the discretion of the Compensation Committee. In the event the employment of Mr. Weiner is terminated for reasons other than cause, permanent disability or death, Mr. Weiner will be entitled to receive the remainder of his base salary and benefits for the balance of the term of the agreement. Mr. Weiner agreed to refrain from disclosing information confidential to the Company during the term of the employment agreement and agreed not to engage, directly or indirectly, in the rendering of services competitive with those offered by the Company during the term of his employment and for two years thereafter.

In January 2001, the Company entered into an employment agreement with Jason S. Flegel, which expires January 31, 2004, and thereafter automatically continues for additional one year terms unless terminated by either Mr. Flegel or the Company. The employment agreement provides that Mr. Flegel serves as Executive Vice-President of the Company, and receives annual base compensation of $204,000, subject to annual adjustment by the Board of Directors. In addition, Mr. Flegel may also receive a discretionary bonus of up to $100,000 at the discretion of the Compensation Committee. Mr. Flegel agreed to refrain from disclosing information confidential to the Company during the term of the employment agreement and agreed not to engage, directly or indirectly, in the rendering of services competitive with those offered by the Company during the term of his employment and for two years thereafter.

In February 2001, the Company entered into an employment agreement with Marc Fierman, which as subsequently amended expires on May 31, 2004. Under the agreement Mr. Fierman serves as Chief Financial Officer of the Company and receives an annual base compensation of $160,000, subject to annual adjustment by the Board of Directors. Mr. Fierman agreed to refrain from disclosing information confidential to the Company during the term of the employment agreement and agreed not to engage, directly or indirectly, in the rendering of services competitive with those offered by the Company during the term of his employment and for six months thereafter.

PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of companies listed on The Nasdaq Stock Market (Composite), the Nasdaq 100 Index, and the Russell 2000 (Growth). The graph is based on the market price of Common Stock for all companies at January 31 each year and assumes that $100 was invested on January 31, 1998 in the Company's Common Stock and the common stock of all companies and dividends were reinvested for all companies.


                              (PERFORMANCE GRAPH)


                                     1/31/1998   1/31/1999   1/31/2000   1/31/2001   1/31/2002   1/31/2003
                                     ---------   ---------   ---------   ---------   ---------   ---------
Nasdaq                                  $100        $155        $243        $171        $119        $82
Nasdaq 100                              $100        $199        $333        $242        $145        $92
Russell 2000 (GROWTH)                                                       $109        $ 88        $61
Source Interlink Companies, Inc.        $100        $198        $299        $109        $104        489

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company paid Armstrong Teasdale LLP approximately $531,000, $800,000 and $510,000 for the years ended January 31, 2003, 2002 and 2001, respectively for legal services. Mr. Kenneth Teasdale is Chairman of Armstrong Teasdale LLP and has served as a director on the Company's Board of Directors since March 2000.

                                 OTHER BUSINESS

Management does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

To be included in the Company's proxy statement and form of proxy any shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company by February 6, 2004. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Shareholders who do not submit a proposal for inclusion in the Proxy Statement but who intend to submit a proposal at the 2004 Annual Meeting, and shareholders who intend to submit nominations for directors at the meeting, must provide written notice to the Company's General Counsel that is received at the Company's principal executive offices not earlier than March 1, 2004 but not later than April 23, 2004. Such notice must include a description of the proposed business, the reasons therefor and other matters specified in the Company's Bylaws. The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. A copy of the by-laws will be sent, without charge, to any shareholder upon written request to the General Counsel.

                  RELATIONSHIP WITH THE INDEPENDENT ACCOUNTANTS

BDO Seidman, LLP ("BDO Seidman") served as the independent public accountant for the Company in fiscal 2003. BDO Seidman has been selected as the Company's independent public accountant for fiscal 2004. Representatives of BDO Seidman will be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Company incurred professional fees from BDO Seidman for the following professional services:

Audit Fees

Fees in the amount of $534,000 and $266,000 in 2003 and 2002, respectively, related to the audits of the Company's annual financial statements and the review of the interim financial statements included in the Company's quarterly reports and the review of documents filed with the Securities and Exchange Commission.

Audit Related Fees

Fees in the amount of $16,000 and $21,000, in 2003 and 2002, respectively, related to accounting consultations and due diligence assistance.

The Company did not pay its independent accountants for any tax or other services related to fiscal 2003 or 2002.

                                              By Order of the Board of Directors

                                              /s/Marc Fierman

                                              Marc Fierman, Secretary


THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY BY DELIVERING A WRITTEN REVOCATION OF YOUR PROXY TO THE SECRETARY OF THE COMPANY.

                                                                      APPENDIX A

                        SOURCE INTERLINK COMPANIES, INC.
                                 AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                     CHARTER
                      AS AMENDED AND RESTATED APRIL 7, 2003

                                   I. PURPOSE

The Board of Directors of Source Interlink Companies, Inc. has, by resolution duly made and adopted, established and constituted a committee of its members to be designated as the "Audit Committee" for the purpose of (a) providing review and oversight of the Company's financial processes independent of management,
(b) requiring that management properly develop and adhere to a sound system of internal controls, (c) implementing procedures designed to objectively assess management's practices and internal controls, and (d) ensuring that outside auditors, through their own independent review, objectively assess the Company's financial reporting practices.

                                  II. STRUCTURE

2.1 NUMBER OF MEMBERS. The number of directors constituting the Audit Committee shall be not less than three as fixed from time to time by vote of the entire Board of Directors.

2.2 APPOINTMENT; QUALIFICATIONS. Each member of the Audit Committee shall be appointed by vote of the Board of Directors from those of its number who are "independent" within the meaning of applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission and by the principal national securities exchange or national securities association on which the Company's securities are listed. In addition, at least one of the directors appointed to membership on the Audit Committee shall qualify as an "audit committee financial expert" as that term is defined by applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission. Committee members shall hold office until the next Annual Meeting of the Board of Directors, or until their successors shall have duly appointed and qualified. Notwithstanding any other provision herein, any member of the Audit Committee may be removed at any time the vote of the Board of Directors.

2.3 MEETINGS. The Audit Committee may hold meeting, both regular and special, either within or without the State of Missouri. The Annual Meeting of the Audit Committee shall be held immediately following the Annual Meeting of the Board of Directors at the place at which the meeting of the Board of Directors is held and no notice of such meeting shall be necessary to the newly appointed members of the Audit Committee in order to legally constitute the meeting provided that a quorum of the members of the Audit Committee is present. At such Annual Meeting, the members of the Audit Committee shall elect one of their number to serve as Chairman. Regular meetings of the Audit Committee may be held without notice at such time and place as shall be determined from time to time by the Audit Committee. Special meetings of the Audit Committee may be called by the Chairman of the Audit Committee on not less than two (2) business days' notice to each member, either personally, or by mail, facsimile or electronic transmission.

2.4 MANNER OF ACTING. At all meetings of the Audit Committee, a majority of the members shall constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting at which there is a quorum shall be the act of the Audit Committee. Any action required or permitted to be taken at any meeting of the Audit Committee may be taken without a meeting, without prior notice, if all members of the Audit Committee consent thereto in writing, and the writing is filed with the minutes of the proceedings of the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by telephonic or similar means provided that all participating persons can hear each other, and such participation in a meeting shall constitute presence, in person, at the meeting.

                        III. AUTHORITY AND RESPONSIBILITY

3.1 SUPERVISION OF AUDITORS. The Audit Committee is hereby vested with the direct and exclusive authority to appoint, evaluate, retain, terminate, compensate and supervise any auditor engaged by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company such that any auditor shall be accountable solely to the Audit Committee as representatives of the Board of Directors and shareholders of the Company. In furtherance of this authority, the Audit Committee shall:

         o Take such actions as it deems reasonable to satisfy itself that any such auditor is qualified and registered with the Public Company Accounting Oversight Board and is otherwise independent from the Company and its management;

         o Obtain from any such auditor, at least annually, a formal written statement delineating (a) all relationships between the auditor and the Company or any of its management consistent with Independence Standards Board Standard 1, (b) the auditors' internal quality-control procedures, and (c) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues;

         o Actively engage in a dialogue with any such auditor concerning any disclosed relationships or services that may impact the objectivity and independence of the auditor;

         o Approve in writing all audit engagement fees and terms, as well as all significant non-audit engagements of any such auditor prior to commencement of such engagement;

         o Review with each such auditor their proposed audit scope and approach, including the coordination of the audit work with the work performed by the internal accounting personnel;

         o Confirm through private discussions with any such auditors that no restrictions are being placed on the scope of the auditors' work by management;

         o Receive a report of any such auditor at least annually addressing (a) all critical accounting policies, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, implications of their use and the auditor's preferred treatment, and (c) any other written communications between the auditor and management of the Company;

         o Review each such auditors' judgments about the quality of the accounting principles applied to the Company's financial statements;

         o Affirm that any such auditors communicate certain matters to the Audit Committee as required by professional standards related to their audit of the Company's annual financial statements (including Statement on Auditing Standards No. 61); and

         o Affirm that the auditors communicate certain matters to the Audit Committee as required by professional standards related to their review of the interim financial information (including Statement on Auditing Standards No. 71);

         o Resolve any disagreements between management and any such auditor regarding financial disclosure.

3.2 OVERSIGHT OF INTERNAL CONTROLS AND PROCESSES. The Audit Committee is hereby vested with the authority to supervise and monitor the establishment and implementation of a system of internal controls and procedures designed to provide reasonable assurance of (a) the reliability of the Company's financial reports, (b) the achievement of effectiveness and efficiency of operations, and
(c) compliance with applicable rules and regulations. In furtherance of this authority, the Audit Committee shall:

         o Receive at least annually the report of the Company's Chief Financial Officer detailing the all critical internal control policies and procedures, evaluating the adequacy and effectiveness of such policies and procedures, and outlining any changes proposed to address any weaknesses in such policies or procedures;

         o Discuss at least annually the existence, if any, of reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control through inquiry and discussions with the Company's auditors, and consider the appropriateness of corrective action, if needed, being taken by management.

         o Establish, and at least annually review, procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.3 OVERSIGHT OF FINANCIAL DISCLOSURES. The Audit Committee is hereby vested with the authority to supervise and monitor the financial disclosures of the Company. In furtherance of this authority, the Audit Committee shall:

         o Confirm that the auditors are satisfied with the disclosure and content of the annual financial statements to be presented to the shareholders, and if so, to recommend to the Board that the financial statements be included in the annual report on Form 10-K for the last fiscal year for filing with the U.S. Securities and Exchange Commission;

         o Confirm the auditors are satisfied with the disclosure and content of the Company's quarterly financial statements to be presented to the shareholders, and if so, to recommend to the Board that the financial statements be included in the quarterly report on Form 10-Q for the last fiscal quarter for filing with the U.S. Securities and Exchange Commission;

         o Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.4 AUTHORITY TO ENGAGE ADVISORS. The Audit Committee is hereby vested with the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines necessary to carry out its duties apart from counsel or advisors hired by management.

                                 IV. LIMITATIONS

The Audit Committee shall not be responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements. The review of the financial statements by the Audit Committee is not intended to be of the same quality, or held to the same professional standards of accounting, as the audit performed by independent auditors.

                        SOURCE INTERLINK COMPANIES, INC.

   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                   SHAREHOLDERS, JULY 22, 2003 AT 10:00 A.M.

The undersigned shareholder of Source Interlink Companies, Inc. (the "Company") hereby appoints S. Leslie Flegel and Douglas J. Bates and each of them as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 10:00 A.M. Eastern Daylight Savings Time, and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Shareholders dated June 6, 2003, the Proxy Statement furnished herewith, and a copy of the Company's 2003 Annual Report.

                           (continued on reverse side)

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------




                              FOLD AND DETACH HERE


YOU CAN NOW ACCESS YOUR SOURCE INTERLINK ACCOUNT ONLINE.

Access your Source Interlink shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, agent for Source Interlink Companies, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

o View account status                     o Make address changes
o View certificate history                o Establish/change your PIN
o View book-entry information             o View certificate history
o Establish/change your PIN               o View certificate history

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN          STEP 2: LOG IN FOR ACCOUNT ACCESS        STEP 3: ACCOUNT STATUS SCREEN

You must first establish a Personal Identification  You are now ready to log in. To access   You are now ready to access your
Number (PIN) online by following the directions     your account please enter your:          account information. Click on the
provided in the upper right portion of the web                                               appropriate button to view or initiate
screen as follows. You will also need your Social   o SSN or Investor ID                     transactions.
Security Number (SSN) or Investor ID available to   o PIN
establish a PIN.                                    o Then click on the Submit button        o Certificate History
                                                                                             o Book-Entry Information
THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION IS If you have more than one account,       o Issue Certificate
PROTECTED USING SECURE SOCKET LAYER (SSL)           you will now be asked to select the      o Payment History
TECHNOLOGY.                                         appropriate account.                     o Address Change
                                                                                             o Duplicate 1099
o SSN or Investor ID
o Then click on the Establish PIN button

Please be sure to remember your PIN,
or maintain it in a secure place for
future reference.


              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.
                                                                                                              Please
                                                                                                              Mark Here
                                                                                                              for Address  [ ]
                                                                                                              Change or
                                                                                                              Comments
                                                                                                              SEE REVERSE SIDE





                                                                                FOR            WITHHOLD
ITEM 1. Election of 01 Harry L. Franc III, 02 Kenneth F. Teasdale and           all nominees   AUTHORITY
        03 Allan R. Lyons as Class II Directors for a term of three             (except        to vote for
        years expiring in 2006 and until each director's successor              as marked to   all nominees
        has been duly elected and qualified.                                    the contrary)
                                                                                    [ ]            [ ]
Nominees: 01 Harry L. Franc III,
          02 Kenneth F. Teasdale
          03 Allan R. Lyons


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


----------------------------------------------------------------

                                                                        THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                                                        VOTED IN THE MANNER DIRECTED BY THE
                                                                        UNDERSIGNED STOCKHOLDER. IF NO DIRECTION OF
                                                                        VOTE IS MADE, THIS WILL BE PROXY VOTED FOR
                                                                        ITEM 1.




                                                                        Date:                                   , 2003
                                                                             -----------------------------------

                                                                        ----------------------------------------------
                                                                                           Signature

The signature should agree with the name on your
stock certificate. If acting as attorney, executor,                     ----------------------------------------------
administrator, trustee, guardian, etc., you should so                               Signature if held jointly
indicate when signing. If the signer is a
corporation, please sign the full corporate name by
duly authorized officer. If shares are held jointly,
each shareholder should sign.

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                            o FOLD AND DETACH HERE o